UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2016

Birner Dental Management Services, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-23367	84-1307044
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1777 S. Harrison Street, Suite 1400, Denver, CO	80210
(Address of principal executive offices)	(Zip Code)

(303) 691-0680

Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2016, Birner Dental Management Services, Inc. (the “Company”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). The final voting results on each matter considered at the Annual Meeting are as follows:

1.	Election of two Class I directors to each serve for a three-year term until the 2019 Annual Meeting of Shareholders:

Nominee	For	Withheld	Broker Non-Votes
Paul E. Valuck, D.D.S.	785,579	105,211	161,946
Thomas D. Wolf	764,661	126,129	161,946

Paul E. Valuck, D.D.S. and Thomas D. Wolf were re-elected as Class I directors.

2.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers described in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
793,127	93,750	3,913	161,946

3.	Ratify the appointment of Hein & Associates LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016:

For	Against	Abstain
1,050,711	1,108	917

Each proposal was approved by the Company’s shareholders by the required vote.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 8, 2016	Birner Dental Management Services, Inc.

		By:	/s/ Dennis N. Genty
Dennis N. Genty
Chief Financial Officer,
Secretary and Treasurer